UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2014

Gold Hill Resources, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53627	88-0492010
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3751 Seneca Ave., Pahrump, NV	89048
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 751-6931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Company’s board of directors recently completed a competitive process to determine what audit firm would serve as its independent registered public accounting firm for the year ended October 31, 2014. On March 10, 2014, the board determined to dismiss Anton & Chia, LLP as the Company’s independent registered public accounting firm effective immediately prior to its filing of its Quarterly Report on Form 10-Q for the quarter ending January 31, 2014 (“First Quarter 10-Q”).

The reports on the Company’s consolidated financial statements as of and for the years ended October 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements contained in its Form 10-K for the years ended October 31, 2013 and 2012 included a going concern qualification.

During the years ended October 31, 2013 and 2012 and in the subsequent interim period through March 10, 2014, the date of dismissal of the former accountant, there were no (a) disagreements with the former accountants,  Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter thereof in connection with its reports for such years or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anton & Chia, LLP with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Anton & Chia a letter addressed to the Securities and Exchange Commision indicating whether it agrees with such disclosures. A copy of Anton & Chia, LLP’s letter dated  March 25, 2014  is attached as Exhibit 16.1.

Contemporaneous with the determination to dismiss Anton & Chia, LLP, the board engaged Peterson Sullivan LLP as the Company’s independent registered public accounting firm for the year ended October 31, 2014, effective March 10, 2014. The Company has not previously consulted with Peterson Sullivan LLP regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended October 31, 2013 and 2012, and any later interim period, including the interim period up to and including the date the relationship with Anton & Chia, LLP ceased. Peterson Sullivan LLP has reviewed the disclosure required by Item 304 (a) before it was filed with the SEC and has been provided an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a).  Peterson Sullivan LLP has elected not furnish a letter to the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

16.1	Letter of Anton & Chia, LLP dated March 25, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLD HILL RESOURCES, INC.

Date: March 25, 2014	By:	/s/ Wayne Good
	Name:	Wayne Good
	Title:	Chief Executive Officer

3